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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  January 28, 2004                             000-50361
Date of Report (Date of earliest event reported)        Commission File Number


                         ACTO DIGITAL VIDEO U.S.A. INC.
             (Exact name of registrant as specified in its charter)


                      Delaware                              98-0382978
(State or other jurisdiction of incorporation or  (I.R.S. Employer
                   organization)                      Identification Number)


                               275 Madison Avenue
                                    6th Floor
                            New York, New York 10016
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 880-3702
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.

Acto Digital Video U.S.A. Inc. ("Acto USA") has withdrawn its Registration Statement on Form SB-2. Acto USA became aware of misappropriation of funds by its former Chief Financial Officer, a resident of the People's Republic of China (the "PRC") and terminated its former Chief Executive Officer as an officer and employee of the company and of its subsidiary, Shenzhen Acto Digital Video Tech. Co. Ltd. Criminal charges have been filed against such former Chief Financial Officer in the PRC. Based upon Acto USA's internal investigation, the company believes that its financial statements may be incorrect and the company is unable to correct such financial statements at this time.

Item 7.  Financial Statements and Exhibits.

         (a) Acto USA's auditors, Schwartz Levitsky Feldman llp, have informed the company that it may not rely on the financial statements included with the company's Registration Statement and the financial statements issued by the company in its quarterly reports on form 10-QSB. Schwartz Levitsky Feldman llp has informed Acto USA that it has withdrawn its auditor's reports. These include the auditor's reports included with the following SEC filings of Acto USA:

         Registration Statement on Form SB-2 filed on December 18, 2002;

         First Amendment to Registration Statement filed on February 20, 2003;

         Second Amendment to Registration Statement filed on May 13, 2003;

         Third Amendment to Registration Statement filed on July 3, 2003;

         Fourth Amendment to Registration Statement filed on July 23, 2003;

         Final Prospectus filed on August 6, 2003;

         Quarterly Report on Form 10-QSB filed on August 18, 2003; and

         Quarterly Report on Form 10-QSB filed on November 14, 2003.


         In addition, Schwartz Levitsky Feldman llp has informed the company that it may not rely on its review of any of the financial statements prepared by the company.

         (b) Exhibits.

         2.1 Letter of Schwartz Levitsky Feldman llp to Acto USA dated January 19, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACTO DIGITAL VIDEO U.S.A. INC.


Date:  January 28, 2004                 By: Jing Xie
                                            --------------------------
                                            Name: Jing Xie
                                            Title:President




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